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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  JULY 18, 2001


                            MICRON ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    MINNESOTA
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                 (State or Other Jurisdiction of Incorporation)


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
         0-17932                                               41-1404301
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       (Commission                                            (IRS Employer
       File Number)                                         Identification No.)

                1450 EAGLE FLIGHT WAY, BOISE, IDAHO                 83709
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             (Address of Principal Executive Offices)             (Zip Code)
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                                 (208) 898-3434
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5: OTHER EVENTS.

     On July 18, 2001, Micron Electronics, Inc. announced that it would consolidate two of the smaller data centers of its Web hosting subsidiary, HostPro, Inc. MIcron Electronics also disclosed forecasts for EBITDA and free cash flow. Previously, Micron Electronics announced the acquisition of Interland, Inc., another Web hosting company based in Atlanta, Georgia, which is scheduled to be completed in August 2001.

     A copy of Micron Electronics' press release dated July 18, 2001 is attached hereto as Exhibit 99.1.

     Statements in this report and Micron Electronics' press release attached hereto may be considered forward-looking statements. These forward-looking statements include, but are not limited to: the expected growth opportunities of the Web hosting market; the expected growth of HostPro's business, including expectations for more rapid growth when the economy improves; the timing and approval of the merger by Micron Electronics' and Interland's shareholders; the successful completion of the merger; Micron Electronics' expected cash resources as of the time of the merger and thereafter; and Micron Electronics' expectations regarding its future financial results. Actual results may differ materially from those contained in the forward-looking statements in this report and press release. Factors that could affect these forward-looking statements include but are not limited to: the ability to achieve expected operating efficiencies in connection with the Interland merger, the ability to operate within budgeted expense levels both before and after the Interland merger, risks associated with integrating newly acquired technologies and products and unanticipated costs of such integration, the ability of the combined company to expand its customer base as planned, general economic conditions, the impact of competition, quarterly fluctuations in operating results, the loss of customers with failing businesses, customer acceptance of new products and services, the retention of key employees of Micron Electronics, HostPro and Interland, investments in new business opportunities and the impact of liabilities that could carry over from Micron Electronics' discontinued operations and the failure of the Interland merger to close due to the failure of the stockholders of Micron Electronics or Interland to approve the merger. Certain of these and other risks associated with Micron Electronics' business are discussed in more detail in its public filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MICRON ELECTRONICS, INC.


Date: July 27, 2001                By: /s/ David A. Buckel
                                       --------------------------------
                                   David A. Buckel, Senior Vice
                                   President, Finance and Chief Financial
                                   Officer (Principal Financial and Accounting
                                   Officer)

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                                INDEX TO EXHIBITS


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
    Exhibit
    Number                     Description of Exhibit
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
     99.1        Press Release issued on July 18, 2001 by Micron Electronics, Inc.
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